UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2011
ANTHERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 856-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (c) Effective February 1, 2011, A. Rachel Leheny, Ph.D., a member of the Board of Directors (the “Board”) of Anthera Pharmaceuticals, Inc. (the “Company”), resigned from her position as a Class II member of the Board.
     (d) On the same date, the Board appointed Peter Thompson, M.D., to serve on the Board as a Class II director and to fill the vacancy created by Dr. Leheny’s resignation.
     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2010, Dr. Thompson is currently a Venture Partner with OrbiMed Advisors, LLC and has over 20 years of industry experience. He co-founded Trubion Pharmaceuticals, and served as CEO and Chairman from its inception through its IPO on NASDAQ and as a public company until his retirement in 2009. Dr. Thompson is the former Vice President and General Manager of Chiron Informatics at Chiron Corporation and held various executive positions at Becton Dickinson, including Vice President, Research and Technology Department of BD Bioscience. Dr. Thompson is a co-founder of iMetrikus, a clinical decision support company, where he served as CEO and Chairman. He is the founder and Managing Director of Strategicon Partners, an investment and management services company. He serves as a Director of Response Biomedical and CoDa Therapeutics. Dr. Thompson is an Ernst & Young Entrepreneur of the Year awardee, an inventor on numerous patents, a board-certified internist and oncologist, and was on staff at the National Cancer Institute following his internal medicine training at Yale University. A copy of the press release announcing Dr. Thompson’s appointment is filed herewith as Exhibit 99.1
     (e) In addition, effective February 1, 2011, the Company’s Board, upon the recommendation of the Compensation Committee of the Board, approved annual base salary adjustments for certain of the Company’s employees, including certain of the Company’s named executive officers as part of its annual review of compensation. The adjusted salaries for such named executive officers are as follows:

		Annual Base Salary
Named Executive Officer	Current Annual Base Salary	Effective February 1, 2011
Paul F. Truex,	$425,000	$500,000
President and Chief Executive Officer
Christopher P. Lowe,	$300,000	$340,000
Vice President of Administration and Chief Business Officer
Colin Hislop, M.D.,	$320,000	$340,000
Senior Vice President and Chief Medical Officer
Debra Odink, Ph.D.,	$250,000	$270,000
Senior Vice President, Pharmaceutical Research and Development

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 1, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2011	Anthera Pharmaceuticals, Inc.
	By:	/s/ Christopher P. Lowe
Christopher P. Lowe
Vice President of Administration and Chief Business Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated February 1, 2011